UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.

South San Francisco, California 94080

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Exelixis, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware, which was filed and effective on May 23, 2012. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 23, 2012, at the Company’s offices located at 210 East Grand Avenue, South San Francisco, CA 94080. At the Annual Meeting, Company stockholders were asked to vote upon:

1.	The election of three Class I directors for a three-year term until the 2015 annual meeting of stockholders. The nominees for election to these positions were Charles Cohen, Ph.D., George Poste, D.V.M., Ph.D., FRS, and Jack L. Wyszomierski;

2.	The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending December 28, 2012;

3.	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 200,000,000 to 400,000,000; and

4.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting.

The voting results of the matters presented at the Annual Meeting are as follows:

1.	The election of each of Drs. Cohen and Poste, and Mr. Wyszomierski, as directors of the Company until the 2015 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKEN NON-VOTES
Charles Cohen, Ph.D.	88,435,372	3,742,044	154,034	33,366,456
George Poste, D.V.M., Ph.D., FRS	88,810,877	3,371,959	148,614	33,366,456
Jack L. Wyszomierski	88,732,741	3,436,313	162,396	33,366,456

The Company’s Class II directors, Carl B. Feldbaum, Esq., Alan M. Garber, M.D., Ph.D. and Vincent T. Marchesi, M.D., Ph.D., will each continue to serve on the Board of Directors until the 2013 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. The Company’s Class III directors, Frank McCormick, Ph.D., FRS, Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D., will each continue to serve on the Board of Directors until the 2014 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2012 was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,011,817	838,795	847,294	0

3.	The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 200,000,000 to 400,000,000 was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
114,443,545	10,727,709	526,652	0

4.	The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
77,073,756	15,063,209	194,485	33,366,456

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Exelixis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: May 25, 2012	/s/ James B. Bucher
James B. Bucher Vice President, Corporate Legal Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Exelixis, Inc.